UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) Of the Securities

Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

EQUINOX FUNDS TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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EQUINOX FUNDS TRUST

17605 WRIGHT STREET, SUITE 2

OMAHA, NEBRASKA 68130

June 5, 2017

SPECIAL MEETING OF SHAREHOLDERS OF

EQUINOX CHESAPEAKE STRATEGY FUND

TO BE HELD ON JULY 5, 2017

Dear Shareholder:

A special meeting of shareholders of the Equinox Chesapeake Strategy Fund (the “Fund”) of Equinox Funds Trust (the “Trust”), will be held at the offices of Equinox Institutional Asset Management, LP (“Equinox”), 47 Hulfish Street, Suite 510, Princeton, New Jersey, on July 5, 2017 at [10:30 a.m]. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important to us. If we do not hear from you by June 22, 2017 a representative of the Trust or Equinox may contact you.

Thank you for your response and for your continued investment with the Trust and its Fund.

Sincerely,

Robert Enck

President

Equinox Funds Trust

EQUINOX FUNDS TRUST

17605 WRIGHT STREET, SUITE 2

OMAHA, NEBRASKA 68130

We encourage you to read the full text of the enclosed Proxy Statement to shareholders (“Proxy Statement”). For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders at the special meeting of shareholders to be held on July 5, 2017 (the “Meeting”). By its very nature, the following “Frequently Asked Questions” section is a summary and is not intended to be as detailed as the discussion found later in the Proxy Statement and related materials. For that reason, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.

FREQUENTLY ASKED QUESTIONS

Q.    What are shareholders being asked to vote upon?

A.    At the Meeting scheduled for July 5, 2017, you will be asked to approve a New Fee Schedule to the Investment Advisory Agreement entered into on [August 8, 2011], in addition to a sub-advisory agreement between the Trust, on behalf of the Equinox Chesapeake Strategy Fund (the “Fund”), and Equinox Institutional Asset Management, LP (“Equinox” or the “Adviser”), the investment adviser to the Fund, and Chesapeake Capital Corporation (the “Sub-Adviser”) (“Sub-Advisory Agreement”). You will also be asked to authorize the Board of Trustees of the Trust (the “Board”) and Equinox to enter into and materially amend investment advisory sub-advisory agreements on behalf of the Fund without obtaining shareholder approval, in reliance on the exemptive order issued by the Securities and Exchange Commission (“Order”).

Q.    Why am I being asked to vote on a New Fee Schedule to the Investment Advisory Agreement and a new Sub-Advisory Agreement?

A.    Equinox has recommended to the Board, and the Board has approved, subject to required shareholder approvals, that Equinox obtain exposure to the managed futures program of Chesapeake (the “Chesapeake Program”) by contracting with Chesapeake to manage a portion of the Fund’s assets directly or indirectly through the Fund’s subsidiary, pursuant to the managed futures trading strategy of the Chesapeake Program. Currently, the Fund obtains exposure to the performance of the Chesapeake Program by entering into a swap agreement that utilizes the Chesapeake Program as its reference asset (or a trading company utilizing the Chesapeake Program).

If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Chesapeake pursuant to which Equinox will pay Chesapeake a sub-advisory fee of 0.75%. The New Fee Schedule will increase the investment advisory fee payable to Equinox and may increase the annual operating expenses of the Fund; however, the proposed sub-advisory fee was negotiated at arm’s length between Equinox and Chesapeake and is intended to correspond to the fee that the Fund indirectly pays pursuant to its use of the swap agreement to gain exposure to the Chesapeake Program. Accordingly, Equinox is requesting that shareholders approve the New Fee Schedule to increase the investment advisory fee payable to Equinox by the Fund from 0.75% to 1.50% and approve the Sub-Advisory Agreement by which Equinox will pay Chesapeake a sub-advisory fee of 0.75%.

Q.    Why am I being asked to authorize the Board and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.

A.    The Order allows Equinox to have the ability to hire and replace sub-advisors and materially amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval, if certain conditions are met. This gives the Board the flexibility to enter into or materially amend a sub-advisory agreement while avoiding the cost of soliciting a vote of shareholders.

Q.    What happens if the proposed Sub-Advisory Agreement, New Fee Schedule to the Investment Advisory Agreement are not approved?

A.    If the shareholders of the Fund do not approve the New Fee Schedule to the Investment Advisory Agreement or Sub-Advisory Agreement at the Meeting or any adjournment or postponement thereof, the Board will take such further action as it deems necessary and in the best interests of the shareholders of the Fund.

Q.    What happens if shareholders do not approve of the use of the Order?

A.    If the shareholders of the Fund do not approve the use of the Order, the Board and Equinox will have to solicit a vote of shareholders, (and the Fund will pay the cost of such solicitation) in each instance the Board and Equinox wish to enter into and materially amend investment sub-advisory agreements on behalf of the Fund.

Q.    How does the Fund’s Board recommend that I vote?

A.    After careful consideration, the Board recommends that you vote “FOR” the proposals on the enclosed proxy card.

Q.    What vote is required to approve the proposal?

A.    The New Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.    How do I place my vote?

A.     You may provide the Fund with your vote by mail with the enclosed proxy card, by telephone using the toll-free number listed on your proxy card, by using the Internet, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call [•].

Q.    Whom do I call for more information?

A.    Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call [•].

EQUINOX FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

EQUINOX CHESAPEAKE STRATEGY FUND

TO BE HELD ON

JULY 5, 2017

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on July 5, 2017. The proxy statement, annual report and semi-annual report are available at http://equinoxfunds.com/individual-investors/fund-literature-forms or by calling the Fund at (888) 643-3431.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Equinox Chesapeake Strategy Fund (the “Fund”), a series of Equinox Funds Trust (the “Trust”), will be held on July 5, 2017 at [10:30 a.m.], Eastern Time, at the offices of Equinox Institutional Asset Management, LP (“Equinox”), 47 Hulfish Street, Suite 510, Princeton, New Jersey, for the following purposes:

1.	To approve a new fee schedule to the Investment Advisory Agreement between the Trust, on behalf of the Fund and Equinox;

2.	To approve a sub-advisory agreement by and between the Trust, on behalf of the Fund, Chesapeake Capital Corporation and Equinox;

3.	To authorize the Board of Trustees of the Trust and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval; and

4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record on May 22, 2017 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

The proposals referred to above are discussed in detail in the proxy statement attached to this notice. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the Meeting can be held without additional expense and a maximum number of Shares may be voted.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of Equinox Funds Trust,

Robert Enck

President

Equinox Funds Trust

June 5, 2017

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at (888) 643-3431.

EQUINOX FUNDS TRUST

17605 WRIGHT STREET, SUITE 2

OMAHA, NEBRASKA 68130

PROXY STATEMENT

DATED JUNE 5, 2017

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

EQUINOX CHESAPEAKE STRATEGY FUND

TO BE HELD ON JULY 5, 2017

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Equinox Funds Trust (the “Trust”), on behalf of Equinox Chesapeake Strategy Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on July 5, 2017 at [10:30 a.m.] (Eastern Time), at the offices of Equinox Institutional Asset Management, LP (“Equinox”), 47 Hulfish Street, Suite 510, Princeton, New Jersey, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Fund on or about June 5, 2017.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals (the “Proposals”) and to transact such other business as may properly come before the Meeting and any adjournments thereof:

Proposal #1 – To approve a new fee schedule to the Investment Advisory Agreement between the Trust, on behalf of the Fund and Equinox (the “New Fee Schedule”);

Proposal #2 – To approve a sub-advisory agreement by and between the Trust, on behalf of the Fund, Chesapeake Capital Corporation (“Chesapeake”) and Equinox (the “Sub-Advisory Agreement”); and

Proposal #3 – To authorize the Board of the Trust and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on May 22, 2017 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date there were issued and outstanding [INSERT] Shares. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at (888) 643-3431. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Equinox Chesapeake Strategy Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150 Omaha, Nebraska 68154 or call (888) 643-3431.

A copy of the most recent annual report and semi-annual report for the Fund is available upon request, without charge, by writing to the Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150 Omaha, Nebraska 68154, or by calling (888) 643-3431.

OVERVIEW

Equinox serves as investment adviser to the Fund pursuant to an investment advisory agreement dated [August 8, 2011] (the “Current Agreement”) by and between the Trust, on behalf of the Fund, and Equinox. Pursuant to the terms of the Current Agreement, Equinox is responsible for managing the Fund’s investment strategy in accordance with the Fund’s investment objective. Since its inception, the Fund’s investment objective has been to seek to achieve long-term capital appreciation.

Currently, the Fund pursues its investment objective by making a combination of investments, including investments through the Fund’s wholly-owned subsidiary. The Fund currently invests in a swap agreement that provides exposure to the managed futures program of Chesapeake (the “Chesapeake Program”). The Chesapeake Program is a systematic, long-term trend following program. Chesapeake does not act as an investment adviser (as defined under the 1940 Act) to the Fund or the Fund’s wholly-owned subsidiary. Rather, as currently structured, the Fund obtains exposure to the performance of the Chesapeake Program through a swap agreement entered into with Deutsche Bank, AG that references the performance of the Chesapeake Program or a trading company that utilizes the Chesapeake Program.

On September 19, 2013, the Securities and Exchange Commission issued an exemptive order for Equinox from Section 15(a) of the Investment Company Act of 1940 (the “Order”). The Order allows Equinox to have the ability to hire and replace sub-advisors and materially amend sub-advisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval, if certain conditions are met, including shareholder approval of the initial use of the Order. To date, the Fund has not utilized such an approach because the Fund has not yet obtained shareholder approval to do so and, if the Fund chooses to rely on the Order in the future, will ensure each of the conditions of the Order are met prior to doing so.

At a meeting of the Board of the Trust on April 11, 2017, Equinox recommended that the Fund discontinue the use of a swap agreement to obtain exposure to Chesapeake Program, and instead hire Chesapeake as sub-adviser to the Fund to manage a portion of the assets of the Fund, pursurant to Chesapeake’s managed futures trading strategy that utilizes futures contracts to provide exposure to stock indices, single stock futures, interest rates, currencies and commodities.

In order to implement these proposed changes, Equinox recommended the following changes be approved by the Board and recommended to shareholders for their approval: (i) the amendment of the advisory fee schedule to the Investment Advisory Agreement between the Trust, on behalf of the Fund and Equinox and (ii) the addition of Chesapeake as a sub-adviser to manage the portion of the Fund’s assets allocated to the Chesapeake Program.

If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Chesapeake pursuant to which Equinox will pay Chesapeake a sub-advisory fee of 0.75%. The New Fee Schedule will increase the investment advisory fee payable to Equinox and may increase the annual operationg expenses of the Fund; however, the proposed sub-advisory fee was negotiated at arm’s length between Equinox and Chesapeake and is intended to correspond to the fee that the Fund indirectly pays pursuant to its use of the swap agreement to gain exposure to the

Chesapeake Program. Accordingly, Equinox is requesting that shareholders approve the New Fee Schedule to increase the investment advisory fee payable to Equinox by the Fund from 0.75% to 1.50%.

Based on Equinox’s findings and recommendation, the Board including those Trustees who are not “interested persons” of the Trust, approved (i) the amendment to the advisory fee schedule to the Advisory Agreement, contingent upon shareholder approval and (ii) the appointment of Chesapeake as sub-adviser to the Fund, contingent upon shareholder approval. Because the Board is soliciting a vote of shareholders for the approvals of the New Fee Schedule and the Sub-Advisory Agreement, the Board determined it would be appropriate to seek shareholder approval to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval going forward, in order to meet the shareholder approval condition of the Order.

PROPOSAL #1:	TO APPROVE A NEW FEE SCHEDULE TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND AND EQUINOX

Background:

Equinox has recommended to the Board, and the Board has approved, subject to required shareholder approvals, that Equinox obtain exposure to the Chesapeake Program by contracting with Chesapeake to manage a portion of the Fund’s assets directly or indirectly through the Fund’s subsidiary, pursuant to the managed futures trading strategy of the Chesapeake Program. Currently, the Fund obtains exposure to the performance of the Chesapeake Program by entering into a swap agreement that utilizes the Chesapeake Program as its reference asset (or a trading company utilizing the Chesapeake Program).

If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Chesapeake pursuant to which Equinox will pay Chesapeake a sub-advisory fee of 0.75%. The New Fee Schedule will increase the investment advisory fee payable to Equinox and may increase the annual operating expenses of the Fund; however, the proposed sub-advisory fee was negotiated at arm’s length between Equinox and Chesapeake and is intended to correspond to the fee that the Fund indirectly pays pursuant to its use of the swap agreement to gain exposure to the Chesapeake Program. Accordingly, Equinox is requesting that shareholders approve the New Fee Schedule to increase the investment advisory fee payable to Equinox by the Fund from 0.75% to 1.50%.

Comparison of Current Fees and Expenses:

The following table describes the fees and expenses associated with holding Class A, Class C, and Class I shares of the Fund. The tables compare the fee and expense information for the Fund currently and the pro forma estimated fees and expenses of the Fund following the approval of the New Fee Schedule. Pro forma expense ratios of the Fund shown should not be considered an actual representation of future expenses. Such pro forma expense ratios of the Fund project anticipated expense levels, but actual ratios may be greater or less than those shown.

Current Fees and Expenses of the Fund:

	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	(1)	1.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None		None
Wire Redemption Fee	$15.00	(2)	$15.00	(2)	$15.00	(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None

Total Other Expenses	0.43%	0.41%	0.43%

Other Expenses	0.42%	0.40%	0.42%

Interest Expense	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses (3)	1.43%	2.16%	1.18%

Fee Waiver and/or Expense Reimbursement (3)	(0.07)%	(0.05)%	(0.07)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (3)	1.36%	2.11%	1.11%

(1) A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

(2) The Fund’s transfer agent charges this fee for each wire redemption.

(3) The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses, (v) any expenses of the Subsidiary including trading company expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, [1.35]% with respect to Class A shares, [2.10]% with respect to Class C shares and [1.10]% with respect to Class I shares of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least [January 31, 2018]. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount.

Pro Forma Fees and Expenses of the Fund:

	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None

Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	(1)	1.00%	(1)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None		None

Wire Redemption Fee	$15.00	(2)	$15.00	(2)	$15.00	(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I
Management Fees	1.50%	1.50%	1.50%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None

Total Other Expenses	0.43%	0.41%	0.43%

Other Expenses	0.42%	0.40%	0.42%

Total Annual Fund Operating Expenses (3)	2.17%	2.90%	1.92%

Fee Waiver and/or Expense Reimbursement (3)	(0.07)%	(0.05)%	(0.07)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (3)	2.10%	2.85%	1.85%

(1) A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

(2) The Fund’s transfer agent charges this fee for each wire redemption.

(3) The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses, (v) any expenses of the Subsidiary including trading company expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, [1.35]% with respect to Class A shares, [2.10]% with respect to Class C shares and [1.10]% with respect to Class I shares of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least [January 31, 2018]. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares of the Fund and $100,000 (investment minimum) in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current:

	1 Year	3 Years	5 Years	10 Years
Class A	$806	$995	$1,305	$2,184
Class C	$314	$671	$1,155	$2,489
Class I	$1,132	$3,678	$6,423	$14,256

Pro Forma:

	1 Year	3 Years	5 Years	10 Years
Class A	$ [•]	$ [•]	$ [•]	$ [•]
Class C	$ [•]	$ [•]	$ [•]	$ [•]
Class I	$ [•]	$ [•]	$ [•]	$ [•]

Advisory Fees Paid to the Adviser:

Fiscal Year Ended	Gross Advisory Fee	Advisory Fee Waived	Expense Reimbursement	Net Advisory Fee
Estimated Fees Under New Fee Arrangement	$375,000	($110,000)	$—	$265,000

September 30, 2016	$408,481	($37,059)	$—	$371,422

September 30, 2015	$165,082	($60,931)	$—	$104,151

INFORMATION ABOUT EQUINOX

Equinox, a Delaware partnership formed in 2003, serves as the investment adviser to the Fund. It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2010 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2005. Equinox’s principal place of business is located 47 Hulfish Street, Suite 510, Princeton, New Jersey. As of December 31, 2016, Equinox had approximately $1.725 billion in assets under management. Equinox is controlled by Equinox Financial Group, LLC through such entity’s ownership interest in Equinox. The following table lists the name, principal occupation and address of the principal executive officers of Equinox:

Name	Principal Occupation	Address
Ajay Dravid	Chief Investment Officer	47 Hulfish Street, Suite 510, Princeton, NJ 08542
Robert J. Enck	President, Chief Executive Officer	47 Hulfish Street, Suite 510, Princeton, NJ 08542
Stacey Gillespie	Chief Compliance Officer	480 East Swedesford Road, Suite 300 Wayne, PA 19087
Kristina Magolis	Legal Counsel	47 Hulfish Street, Suite 510, Princeton, NJ 08542
Laura Latella	Chief Administrative Officer	47 Hulfish Street, Suite 510, Princeton, NJ 08542

Similar Investment Strategy. While Equinox does not advise other funds that provide exposure to the Chesapeake Program, it does manage funds that provide exposure to other managed futures strategies.

BASIS FOR THE BOARD’S RECOMMENDATION

FOR PROPOSALS 1 AND 2

Before considering the New Fee Schedule and the Sub-Advisory Agreement (together, the “Agreements”), the Trustees, including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, considered information provided by Equinox and Chesapeake in conjunction with the April 11, 2017 in-person meeting. In determining whether to approve the Agreements, the Trustees considered information provided by Equinox and Chesapeake in accordance with Section 15(c) of the 1940 Act, including information regarding (i) services to be performed by Equinox for the Fund, (ii) services to be performed by Chesapeake for the Fund, (iii) the size and qualifications of Equinox’s and Chesapeake’s portfolio management staff, (iv) any potential or actual material conflicts of interest which may arise in connection with Equinox’s or Chesapeake’s management of the Fund, (v) performance information of Equinox and Chesapeake, (vi) the capitalization and financial condition of Equinox and Chesapeake, (vii) a comparison of the proposed advisory fee to be charged by Equinox to the Fund, the Fund’s expense ratio to the advisory fees and expense ratios of comparable funds; (viii) Chesapeake’s proposed sub-advisory fee arrangements with Equinox and other similarly managed clients, (ix) brokerage selection procedures (including soft dollar arrangements, if any), (x) the procedures for allocating investment opportunities between the Fund and other clients, (xi) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (xii) any litigation, investigation or administrative proceeding which may have a material impact on Equinox’s or Chesapeake’s ability to service the Fund, (xiii) Equinox’s and Chesapeake’s internal programs for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xiv) Chesapeake’s proxy voting policies, and (xv) details regarding, and quantification of, any fee sharing arrangements with respect to the distribution of shares of the Fund. In addition, the Trustees also received and reviewed copies of the proposed Agreements and a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements. Legal counsel to the Board reviewed with the Trustees the relevant case law with respect to the approval of the Agreements by the Trustees of an investment company. Particularly, legal counsel to the Board emphasized the Board’s obligation to evaluate the level of fees payable to Equinox in light of the delegation of a portion of its advisory duties to a sub-adviser. In addition, the Trustees were reminded that the SEC requires disclosure in shareholder reports to discuss, in reasonable detail, the material factors and the conclusions that formed the basis for a Board’s approval of the Agreements.

In addition to the information provided by Equinox as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Agreements, including the specific matters discussed below. In their deliberations the Trustees did not identify any particular factor that was controlling, and the Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund, Equinox and Chesapeake, as provided in the Agreements, including the proposed advisory and sub-advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Agreements, and (ii) the Board’s review of Equinox’s current investment advisory agreement with respect to the Fund at their in-person meeting on November 16, 2016 as required by the 1940 Act and their determination at that time that (a) Equinox had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Fund and (b) the advisory fees to be paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to Equinox in light of the services provided, the costs to Equinox of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. Certain of these considerations are discussed in more detail below.

Nature, Extent and Quality of Services. The Trustees’ evaluation of the services to be provided by Equinox took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of Equinox’s investment management capabilities in selecting managed futures programs, allocating assets across various managed futures programs, and managing certain types of assets in-house (e.g., fixed income securities and derivatives), and its compliance responsibilities. The Trustees also considered Equinx’s familiarity with oversight of sub-advisers gained from arrangements for other funds of the Trust. The Trustees considered the experience and depth of Equinox’s and Chesapeake’s personnel providing investment management services to the Fund. Based on the information provided by Equinox and Chesapeake, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by Equinox and Chesapeake are appropriate and consistent with the terms of the proposed Agreements including the proposed advisory fee and sub-advisory fee, (ii) the Fund is likely to benefit from the provision of Equinox’s and Chesapeake’s services under the proposed Agreements, and (iii) each of Equinox and Chesapeake have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

Investment Performance. The Board considered the overall investment performance of Equinox , Chesapeake and the Fund. Although the Trustees gave appropriate consideration to performance reports and discussions with members of Equinox at Board meetings throughout the year, the Trustees gave particular weight to Equinox’s and Chesapeake’s presentation to the Fund’s performance given at the April 11, 2017 meeting.

The Trustees noted that Equinox and Chesapeake had each provided information regarding their advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Equinox’s and Chesapeake’s respective relationship with the Fund. The Trustees considered the proposed fees and other expenses that would be paid by the Fund to Equinox under the proposed fee schedule to the Advisory Agreement as compared to those of representative comparable funds managed by Equinox and other investment advisers. The Trustees also considered the fees that Chesapeake charges to other accounts it manages and evaluated explanations provided by Chesapeake as to differences in fees to be received under the Sub-Advisory Agreement and other similarly managed accounts.

The Trustees noted that the proposed fees under the Sub-Advisory Agreement would be paid by Equinox, and considered the impact of such sub-advisory fee on the pro forma estimated profitability of Equinox expected to derive from its relationship with the Fund. The Trustees concluded that the advisory fee and services to be provided by Equinox were generally consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting. The Trustees concluded that the proposed investment advisory fees to be paid by the Fund to Equinox and to be paid by Equinox to Chesapeake were fair and reasonable.

Costs of Services and Management Profitability. The Trustees also considered (i) the costs of the services to be provided by Equinox and Chesapeake, (ii) the compensation and benefits to be received by Equinox and Chesapeake in providing services to the Fund, and (iii) related profitability. The Trustees were provided with Equinox’s and Chesapeake’s most recent financial statements. The Trustees noted that Equinox’s level of profitability was an appropriate factor to consider in evaluating the proposed fee arrangement, and further noted that due to (i) the Fund’s historic and current asset levels and (ii) Equinox’s ongoing commitments with respect to maintaining an expense limitation, as proposed to be modified, for the Fund, Equinox did not realize a profit from its advisory relationship with the Fund. The Trustees additionally noted that the amount of the proposed fee increase to Equinox was equal to the amount that Equinox would be obligated to pay to Chesapeake under the Sub-Advisory Agreement, and therefore would not be expected to materially change Equinox’s profitability, assuming similar Fund asset levels. However, the Trustees were satisfied that Equinox’s financial statements sufficiently supported Equinox management’s view that Equinox remained a healthy, ongoing concern generally and to provide an appropriate level of service as investment adviser to the Fund specifically. In considering the Chesapeake arrangements, the Board noted that the sub-advisory fees under the Sub-Advisory Agreement would be paid by Equinox out of the advisory fee it would receive under the proposed amended fee schedule to the

Advisory Agreement and, in addition, the level of such fee was negotiated at arm’s length between Equinox and Chesapeake and corresponded to the fee that the Fund had indirectly paid pursuant to its use of the swap agreement to gain exposure to the Chesapeake strategy. As a consequence, the Board determined that profitability to Chesapeake derived from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in Chesapeake’s management of the Fund to be a substantial factor in its consideration, particularly based on current Fund asset levels at which no such economies of scale were likely to be realized. Based on the information provided, the Trustees concluded that Equinox’s estimated fees and profits (if any) expected to be derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund, the quality of services to be provided by Equinox and the expense limitations agreed to by Equinox.

Economics of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. As discussed above, the Board did not consider the potential economies of scale in Chesapeake’s management of the Fund to be a substantial factor in its consideration, particularly based on current Fund asset levels at which no such economies of scale were likely to be realized.

Conclusion. In voting to approve the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by Equinox and Chesapeake. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board may have given varying weights to each factor according to his own judgment. The Board determined that the approval of the Agreements would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Sub-Advisory Agreement, for an initial two year period commencing upon approval by shareholders at the special meeting.

Required Vote:

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL #1 TO APPROVE A NEW FEE SCHEDULE TO THE INVESTMENT ADVISORY AGREEMENT.

PROPOSAL #2:	TO APPROVE A SUB-ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND, CHESAPEAKE CAPITAL CORPORATION AND EQUINOX

Background:

In order for Chesapeake to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the Sub-Advisory Agreement. The form of Sub-Advisory Agreement as approved by the Trustees is attached as Exhibit A. Information about Chesapeake and a summary of the substantive terms of the Sub-Advisory Agreement are provided below. If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Chesapeake pursuant to which Equinox will pay Chesapeake a sub-advisory fee of 0.75%.

Information on Chesapeake Capital Corporation:

Chesapeake is an SEC-registered investment adviser and CFTC-registered Commodity Trading Adviser and Commodity Pool Operator, with its principal place of business at 1721 Summit Avenue, Richmond, Virgina. Chesapeake manages capital for investment companies, other pooled investment vehicles, pension plans, charitable organizations, state or municipal government entities, and insurance companies, among other clients. As of March 14, 2017, Chesapeake had approximately $202 million under management. Chesapeake is controlled by Chesapeake Holding Company through such entity’s ownership interest in Chesapeake. Chesapeake Holding Company is controlled by Ralph J. Parker through Mr. Parker’s ownership interest in Chesapeake Holding Company. The following table lists the name, principal occupation and address of the principal executive officers of Chesapeake:

Name	Principal Occupation	Address
Ralph J. Parker	Chairman and Chief Executive Officer	1721 Summit Avenue Richmond, VA 23230
Sean R. Stickler	Chief Compliance Officer and Director of Finance	1721 Summit Avenue Richmond, VA 23230
Anilchandra G. Ladde	President and Director of Trading	1721 Summit Avenue Richmond, VA 23230
Michael L. Ivie	Director of Research	1721 Summit Avenue Richmond, VA 23230

Below are the advisory fee rates and net assets of other registered investment company advised or subadvised by Chesapeake that have a similar investment objective to the Fund.

Fund Name	Advisory Fee (as a percentage of net assets)	Net Assets as of 04/30/2017
Rationale Dynamic Momentum Fund	0.875%	$27,848,006
Monte Chesapeake Macro Strategies Fund	0.85%	$7,229,101

If the Sub-Advisory Agreement is approved by shareholders, Chesapeake will manage a portion of the Fund’s assets, particularly those assets allocated to the Chesapeake Program. Chesapeake uses a managed futures program in over 90 markets worldwide to provide returns that are uncorrelated with equity and fixed-income markets. To achieve uncorrelated returns, Chesapeake uses a systematic trend-following approach to investing. Chesapeake was founded in 1988 by Ralph J. Parker.

Summary of the Sub-Advisory Agreement:

The proposed Sub-Advisory Agreement is attached hereto as Exhibit A. A description of the proposed Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Under the terms of the Sub-Advisory Agreement, Chesapeake shall be responsible for managing that portion of the Fund’s assets that has been allocated to it by Equinox (“Fund Account”). In providing investment management services to the Fund, Chesapeake determines which instruments and securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Fund’s registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

The Sub-Advisory Agreement states that Chesapeake will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Chesapeake effects on behalf of the Fund, (2) furnish the Board and Equinox with such periodic and special reports as the Board or Equinox may reasonably request, and (3) provide the Board or Equinox with economic and investment analyses and reports.

Brokerage Commissions and Portfolio Transactions. Chesapeake shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the Sub-Advisory Agreement) to execute portfolio transactions initiated by Chesapeake, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board.

Compensation. For services rendered, Equinox will pay Chesapeake a sub-advisory fee, which is accrued daily and payable monthly. Chesapeake will receive an annual fee calculated on the average daily net asset value of the Fund Account at the rate determined as follows: 0.75%. The addition of Chesapeake as a sub-adviser to the Fund will increase the total management fees payable by the Fund 1.50% of annual average net assets and may increase the annual operating expenses of the Fund.

Liability of Chesapeake Capital Corporation. The Sub-Advisory Agreement provides that Chesapeake shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of Chesapeake in the performance of its duties or from reckless disregard by Chesapeake of its obligations and duties under such agreement.

Term. If the Sub-Advisory Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” (as defined below under “Required Vote”) of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

Termination of the Agreement. Under the terms of the Sub-Advisory Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

For a discussion of the basis for the Board’s recommendation for this Proposal, please see the “BASIS FOR THE BOARD’S RECOMMENDATION FOR PROPOSALS 1 AND 2” section on page 8.

Required Vote:

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL #2 TO APPROVE A SUB-ADVISORY AGREEMENT.

PROPOSAL #3:	TO AUTHORIZE THE BOARD AND EQUINOX TO ENTER INTO AND MATERIALLY AMEND INVESTMENT SUB-ADVISORY AGREEMENTS ON BEHALF OF THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

Background:

Pursuant to the Current Agreement, Equinox is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

The provisions of the 1940 Act that apply to the Fund require that investment advisory agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The Order, however, permits Equinox and any existing or future registered open-end investment company or series advised by Equinox to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Equinox to hire, without shareholder approval, new subadvisers that are not affiliated with Equinox in any way other than by serving as a sub-adviser to the sub-advised funds. Before the Fund may rely on the Order, the Fund must satisfy several conditions outlined within the Order, one of which is approval of shareholders by a majority of the outstanding voting securities, as defined in the 1940 Act, to permit Equinox to hire and replace sub-advisors and materially amend sub-advisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval.

How the Order will Operate:

Under the Order, Equinox will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

Under the Order, Equinox would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires Equniox, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, Equionx is required to: (i) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (ii) monitor and evaluate the performance of the subadvisers. The replacement of the Equinox or material changes to the Fund’s investment advisory agreement would, however, require prior shareholder approval.

If Equinox, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Order is in the best interest of the Fund, the Order would, without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the Fund immediately and with less potential expense to the Fund; (2) permit Equinox to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.

Fees:

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The authorization to use the Order will not entail an increase in the investment advisory fees paid by the Fund. Further shareholder approval would be necessary to increase the advisory fees that are payable by the Fund.

Required Vote:

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL #3 TO AUTHORIZE THE BOARD AND EQUINOX TO ENTER INTO AND MATERIALLY AMEND INVESTMENT SUB-ADVISORY AGREEMENTS ON BEHALF OF THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

*    *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	Gemini Fund Services, LLC
Distributor	Northern Lights Distributors, LLC
Custodian	U.S Bank, N.A.
Legal Counsel	Pepper Hamilton LLP

Gemini Fund Services, LLC is located at 450 Wireless Blvd., Hauppauge, New York 11788 and Northern Lights Distributors, LLC is located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Equinox. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of Gemini Fund Services, LLC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at (888) 643-3431.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to Equinox Funds Trust, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, there were [INSERT] outstanding shares of the Fund. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Share Class	Name and Address of Owner	Number of Shares of Held of Record or Beneficially	Percentage of Class

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Equinox Funds Trust, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Robert Enck

President

Equinox Funds Trust

Dated: June 5, 2017

IF YOU CANNOT ATTEND THE MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

APPENDIX A

[INSERT FORM OF SUB-ADVIORY AGREEMENT]

A-1

PROXY CARD
SECTION 1.	EQUINOX CHESAPEAKE STRATEGY FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 5, 2017

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [INSERT NAME] and Kristina Magolis, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Equinox Funds Trust (the “Trust”) to be held at the offices of Equinox Institutional Asset Management, LP, 47 Hulfish Street, Suite 510, Princeton, NJ 08542 on July 5, 2017 at [10:30 a.m.], Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ FOLD HERE - PLEASE DO NOT TEAR ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

TAGID:	“TAG ID”	CUSIP:	“CUSIP”

PROXY CARD

SECTION 2.        EQUINOX CHESAPEAKE STRATEGY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 5, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	X

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a Sub-Advisory Agreement between Equinox Funds Trust, on behalf of the Equinox Chesapeake Strategy Fund, Chesapeake Capital Corporation and Equinox Institutional Asset Management, LP.	☐	☐	☐

2.	To approve a new fee schedule to the Investment Advisory Agreement btween the Trust, on behalf of the Fund and Equinox.	☐	☐	☐

3.	To authorize the Board of Trustees of the Trust and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.	☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

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